UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

HeartSciences Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360 Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (682) 237-7781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2026, HeartSciences Inc. (the “Company”) held its Annual Meeting of Stockholders for its fiscal year ended April 30, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the five proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2026.

Of the Company’s 3,477,698 shares of common stock, $0.001 par value per share (the “common stock”), outstanding, and Series C Convertible Preferred Stock, $0.001 par value per share (the “Series C Preferred Stock”), on an as converted basis outstanding, as of March 6, 2026 (the “Record Date”) and entitled to vote at the Annual Meeting, 1,973,863, or 57%, of the outstanding shares, were present either in person or by proxy. Accordingly, a quorum was present at the Annual Meeting.

The results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

The following one Class III nominee will serve for a three-year term expiring on the date of the Company’s Annual Meeting of Shareholders to be held for its fiscal year ending April 30, 2028 or until his successor is duly elected or his earlier resignation or removal. The voting with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Andrew Simpson	577,840	107,738	1,288,285

Proposal 2: Amendment of the Company’s 2023 Employee Stock Purchase Plan

The Company’s shareholders approved an increase of the number of shares of the Company’s common stock reserved for issuance under the Company’s 2023 Equity Incentive Plan (as amended, the “Plan”) to 1,250,000 shares, plus such number of shares of common stock, which is equal to the lesser of (i) 25% of the total number of shares of all classes of common stock and the Company’s preferred stock, $0.001 par value per share, as converted to common stock, outstanding on the last day of each the immediately preceding fiscal year, and (ii) a lesser number of shares of our common stock determined by the Administrator (as defined in the Plan), by voting as follows:

For	Against	Abstained	Broker Non-Votes
359,995	323,187	2,395	1,288,266

Proposal 3: Amendment of the Company’s Certificate of Formation to Provide for Exculpation of Officers of the Company

The Company’s shareholders voted as follows with respect to the Company’s proposed amendment of its Amended and Restated Certificate of Formation to authorize the exculpation of officers of the Company in limited circumstances as allowed by Texas law:

For	Against	Abstained	Broker Non-Votes
542,609	133,919	9,050	1,288,285

Such proposal was not approved at the Annual Meeting because an affirmative vote of a majority of the aggregate of (i) the shares of the Company’s common stock and (ii) the shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, was required to approve such proposal.

Proposal 4: Auditor Ratification Proposal

The Company’s shareholders ratified the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026 by voting as follows:

For	Against	Abstain
1,872,912	91,205	9,745

 Proposal 5: Adjournment  Proposal

The Company’s shareholders approved the one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting by voting as follows:

For	Against	Abstain
1,784,662	185,241	3,958

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTSCIENCES INC.

Date:	May 6, 2026	By:	/s/ Andrew Simpson
		Name:	Andrew Simpson
		Title:	President, Chief Executive Officer, and Chairman of the Board of Directors

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